Exhibit 10.1
HORIZON LINES, INC.
AMENDED AND RESTATED
EQUITY INCENTIVE PLAN
As Amended and Restated Effective December 31, 2008
     1. Purpose. The purpose of the Horizon Lines, Inc. Amended and Restated Equity Incentive Plan is to attract, motivate and retain eligible individuals who are important to the success of Horizon Lines, Inc. and to provide equity grants to non-employee directors of Horizon Lines, Inc.
     2. Definitions. When used herein, the following terms shall have the following meanings.
     “Administrator” means the Board, or a committee of the Board, duly appointed to administer the Plan and shall be composed to meet the requirements of Section 162(m) of the Code and the requirements established by the securities exchange or system on which the Shares are traded or listed if such requirements are applicable; provided, however, that with respect to the participation of non-employee directors of the Company in the Plan, the term “Administrator” means the Board.
     “Affiliate” means, with respect to any specified Person, a Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such specified Person (it being understood that a Person shall be deemed to “control” another Person, for purposes of this definition, if such Person directly or indirectly has the power to direct or cause the direction of the management and policies of such other Person, whether through holding beneficial ownership interests in such other Person, through contracts or otherwise). For purposes of an individual, an Affiliate of such individual shall also mean any family member of such individual or a Person owned 10% or more by such individual.
     “Award” means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Restricted Stock or Restricted Share Units.
     “Award Agreement” means an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to an Award.
     “Board” means the Board of Directors of the Company.
     “Castle Harlan Group” means CHP IV, CHI and any other accounts or funds managed by CHI or any Affiliate of CHI, other than the Company and its Subsidiaries
     “Cause” means, with respect to a Participant who is an employee of the Company or any Subsidiary thereof, (a) the Participant’s continued failure for a period of 90 days, including the ten (10) business day notice and cure period set forth in the next sentence, to substantially perform the Participant’s duties, (b) the Participant’s failure to follow the lawful directions of the board of directors of the Company or any Subsidiary thereof by whom the Participant is then employed, either directly or indirectly through its Chairman, if any, or such Participant’s supervisor, (c) material, willful acts of dishonesty, theft or fraud by the Participant resulting or intending to result in personal gain or enrichment at the expense of the Company or any of its Subsidiaries, (d) the Participant’s conviction, plea of no contest or plea of no contendere, or the imposition of unadjudicated probation on the Participant, for any felony involving moral turpitude that is reasonably expected to be detrimental to the reputation, business or operations of the Company or any of its Subsidiaries or any member of their respective boards of directors or similar governing bodies, (e) the Participant’s violation of any written policy of the Company or any of its Subsidiaries, including, but not limited to, employment manuals, rules and regulations of the Company or any of its Subsidiaries by whom the Participant is then employed, which adversely affects the Company or any of its Subsidiaries by whom the Participant is then employed or could reasonably be expected to adversely affect the Company or any of its Subsidiaries by whom the Participant is then employed, (f) the Participant engaging in any act that is intended, or may reasonably be expected to harm the reputation, business or operations of the Company or any of its Subsidiaries by whom the Participant is then employed or any member of their respective boards of directors or similar governing bodies, or (g) any other material breach by the Participant of such Participant’s Award Agreement or any other agreement with the Company or any of its Subsidiaries that the Participant signs in such Participant’s personal capacity, including, but not limited to, any non-competition and confidentiality agreement. Prior to a termination for “Cause,” the Participant shall be entitled to written notice from the Company and ten (10) business days to cure the deficiency leading to the Cause determination, if such deficiency is curable. Notwithstanding the foregoing and without limiting the foregoing in any way, for the avoidance of doubt, the Participant shall receive written notice and ten (10) business days to cure a deficiency under subsections (a) and (b) hereof. Notwithstanding the foregoing, to the extent that the Participant is subject to an employment agreement with the Company and/or one of its Subsidiaries that contains a definition of cause, “Cause” under the Plan shall be as defined in such employment agreement.
     “Cause” means, with respect to a Participant who is a consultant of the Company or any Subsidiary thereof, (a) the Participant’s continued failure for a period of 90 days, including the ten (10) business day notice and cure period set forth in the next sentence, to substantially perform the Participant’s duties, (b) the Participant’s material, willful acts of dishonesty, theft or fraud resulting or intending to result in personal gain or enrichment at the expense of the Company or any of its Subsidiaries, (c) the Participant’s conviction, plea of no contest or plea of no contendere, or the imposition of unadjudicated probation on the Participant, for any felony involving moral turpitude, (d) the Participant engaging in any act that is intended, or may reasonably be expected to harm the reputation, business or operations of the Company or any of its Subsidiaries for whom the Participant is then providing services, or (e) any other material breach by the Participant of such Participant’s Award Agreement or any other agreement with the Company or any of its Subsidiaries that the Participant signs in such Participant’s personal capacity, including, but not limited to, any non-competition and confidentiality agreement. Prior to a termination for “Cause,” the Participant shall be entitled to written notice from the Company and ten (10) business days to cure the deficiency leading to the Cause determination, if such deficiency is curable. Notwithstanding the foregoing and without limiting the foregoing in any way, for the avoidance of doubt, the Participant shall receive written notice and ten (10) business days to cure a deficiency under subsection (a) hereof. Notwithstanding the foregoing, to the extent that the Participant is subject to a consulting agreement with the Company and/or one of its Subsidiaries that contains a definition of cause, “Cause” under the Plan shall be as defined in such consulting agreement.
     “Cause” means, with respect to a Participant who is a non-employee director of the Company, the removal of the Participant for cause during such Participant’s existing term as a director in accordance with the Company Charter or bylaws of the Company or the certificate of incorporation, bylaws, or limited liability company agreement of a Subsidiary of the Company.
     “CHI” means Castle Harlan, Inc., a Delaware corporation.
     “CHP IV” means Castle Harlan Partners IV, L.P., a Delaware limited partnership.
     “Code” means the Internal Revenue Code of 1986, as amended, or any successor statute thereto.
     “Common Stock” means the Common Stock of the Company, par value $.01 per share.
     “Company” means Horizon Lines, Inc., a Delaware corporation and its successors.
     “Company Charter” means the certificate of incorporation of the Company, as the same exists or may hereafter be amended or otherwise supplemented from time to time, and including any certificates of designation filed with the Secretary of State of the State of Delaware from time to time in accordance with the terms thereof.
     “Disability” means, with respect to a Participant who is an employee or consultant of the Company or a Subsidiary thereof, a determination by the Company, in accordance with applicable law that, as a result of a physical or mental injury or illness, the Participant is unable to perform the essential functions of the Participant’s job with or without reasonable accommodation. Notwithstanding the foregoing, to the extent that the Participant is subject to an employment agreement with the Company and/or one of its Subsidiaries that contains a definition of disability, “Disability” under the Plan shall be as defined in such employment agreement or if the Participant is not subject to an employment agreement with the Company and/or one of its Subsidiaries and such Participant is covered by a disability policy covering employees of the Company and/or the relevant Subsidiary by whom the Participant is then employed, then “Disability” shall be defined as such term is defined in such policy. Notwithstanding the foregoing, with respect to any Award under the Plan that is subject to Section 409A of the Code, “Disability” shall have the meaning set forth in Section 409A(a)(2)(C) of the Code, but only to the extent such definition is more restrictive than the definition otherwise provided for herein.
     “Disability” means, with respect to a Participant who is a non-employee director of the Company, a physical or mental injury or illness which prevents the Participant from fulfilling the Participant’s duties as director with or without reasonable accommodation. Notwithstanding the foregoing, with respect to any Award under the Plan that is subject to Section 409A of the Code,

“Disability” shall have the meaning set forth in Section 409A(a)(2)(C) of the Code, but only to the extent such definition is more restrictive than the definition otherwise provided for herein.
     “Effective Date” means the date set forth in Section 22 hereof.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
     “Fair Market Value” means, on any day, with respect to Shares which are (a) listed on a United States securities exchange, the last sales price of such stock on such day on the largest United States securities exchange on which such stock shall have traded on such day, or if such day is not a day on which a United States securities exchange is open for trading, on the immediately preceding day on which such securities exchange was open, (b) not listed on a United States securities exchange but are included in The NASDAQ Stock Market System (including The NASDAQ National Market), the last sales price on such system of such stock on such day, or if such day is not a trading day, on the immediately preceding trading day, or (c) neither listed on a United States securities exchange nor included in The NASDAQ Stock Market System, the fair market value of such stock as determined by the Board using the reasonable application of a reasonable valuation method in accordance with Section 1.409A-1(b)(5)(iv) of the U.S. Treasury Regulations. Notwithstanding anything contained in this Plan to the contrary, in the case of a determination of the Fair Market Value of a share of Common Stock as of a date which is the first day on which price quotations for the Common Stock are reported on a United States securities exchange, the Fair Market Value of a share of Common Stock on such date shall be the price per share at which shares of Common Stock are initially offered for sale to the public by the Company’s underwriters in the Company’s initial public offering of shares of Common Stock pursuant to the Company’s Registration Statement on Form S-1 (Reg. No. 333-123073) filed with the Securities and Exchange Commission on March 2, 2005, as amended from time to time.
     “Grant Date” means with respect to an Option, the date on which the Administrator completes the corporate action necessary to create an offer of stock for sale to the recipient thereof under the terms and conditions of the Option; and (ii) with respect to an Award other than an Option, the date on which the Committee grants the Award. With respect to any Award, the Committee may specify a future date on which the grant is to be granted or become effective.
     “Incentive Stock Option” means an Option that is designated by the Administrator as an incentive stock option and qualifies as such within the meaning of Section 422 of the Code and is granted by the Administrator to a Participant.
     “Key Employee” means an employee who owns more than 10% of the total combined voting power of all classes of capital stock of the Company, determined at the time an Option is proposed to be granted.
     “Nonqualified Stock Option” means an Option, which is not an Incentive Stock Option, granted by the Administrator to a Participant.

     “Option” means a right granted under the Plan to a Participant to purchase a stated number of Shares as an Incentive Stock Option or Nonqualified Stock Option.
     “Option Period” means the period within which an Option may be exercised pursuant to the Plan.
     “Participant” means any employee or consultant of the Company or any Subsidiary thereof, or any non-employee director of the Company, who is selected to participate in the Plan in accordance with Section 4 hereof.
     “Period of Restriction” means the period, if any, specified in an Award Agreement during which the transfer of Shares of Restricted Stock or Restricted Share Units is limited in some way (based on the passage of time, the achievement of a performance target, if applicable, or upon the occurrence of other events as determined by the Administrator, at its discretion), and the Common Stock is subject to a substantial risk of forfeiture, as provided in Section 7 or Section 8 herein.
     “Person” means any individual, partnership, firm, trust, corporation, limited liability company or other similar entity. When two or more Persons act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of Shares of the Company, such partnership, limited partnership, syndicate or group shall be deemed a “Person.”
     “Plan” means the Horizon Lines, Inc. Amended and Restated Equity Incentive Plan, as amended from time to time. The Horizon Lines, Inc. Equity Incentive Plan is hereby superseded and replaced in its entirety by this Plan.
     “Plan Year” means the fiscal year of the Company.
     “Public Offering” shall mean a public offering of equity interests of the Company or any of its Subsidiaries or any of their successors.
     “Qualifying Change of Control” shall mean, with respect to a Participant, the date on which the Company experiences a change in ownership (as described in subsection (i)), a change in effective control (as described in subsection (ii)), or a change in the ownership of a substantial portion of its assets (as described in subsection (iii)):
     (i) any person or more than one person acting as a group acquires beneficial ownership of the Company’s stock that, together with the Company stock already held by such person or group, represents more than 50 percent of the total fair market value or total voting power of the Company’s stock; provided, however, that if any one person or more than one person acting as a group is considered to own more than 50 percent of the total fair market value or total voting power of the Company’s stock, the acquisition of additional stock by the same person or persons is not considered to cause a change in the ownership of the Company for purposes of this subsection (i) or to cause a change in effective control of the Company for purposes of subsection (ii);

     (ii) (1) any person or more than one person acting as a group acquires (or has acquired during the twelve-consecutive-month period ending on the date of the most recent acquisition by such person or persons) beneficial ownership of Company stock possessing 30 percent or more of the total voting power of the Company’s stock; or (2) a majority of members of the Board is replaced during a twelve-consecutive-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of the appointment or election; provided, however, that if any one person or more than one person acting as a group is considered to effectively control the Company for purposes of this subsection (ii), the acquisition of additional control of the Company by the same person or persons is not considered to cause a change in the effective control for purposes of this subsection (ii) or to cause a change in ownership of the Company for purposes of subsection (i); or
     (iii) any person or more than one person acting as a group acquires (or has acquired during the twelve-consecutive-month period ending on the date of the most recent acquisition by such person or group) assets from the Company having a total gross fair market value equal to 40 percent or more of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided that a transfer of assets by the Company is not treated as a change in the ownership of such assets if the assets are transferred to (I) a shareholder of the Company immediately before the asset transfer in exchange for or with respect to Company stock; (II) an entity, 50 percent or more of the total fair market value or total voting power of which is owned, directly or indirectly, by the Company; (III) a person or more than one person acting as a group that owns, directly or indirectly, 50 percent or more of the total fair market value or total voting power of all outstanding Company stock; or (IV) an entity, at least 50 percent of the total fair market value or total voting power of which is owned, directly or indirectly, by a person described in (III) above. Except as otherwise provided in this subsection (iii), a person’s status is determined immediately after the transfer of the assets. For purposes of this subsection (iii), “gross fair market value” means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.
     Notwithstanding anything in the foregoing to the contrary, an event which does not constitute a change in the ownership, a change in the effective control, or a change in the ownership of a substantial portion of the assets of the Company, each as defined in Section 1.409A-3(i)(5) of the Treasury Regulations (or any successor provision), shall not constitute a Qualifying Change of Control for purposes of this Plan.
     “Restricted Share Unit” means an Award for Shares granted to a Participant pursuant to Section 8 herein.
     “Restricted Stock” means an Award of Shares granted to a Participant pursuant to Section 7 herein.

     “Separation from Service” means a Participant’s termination of employment or other separation from service (within the meaning of Section 1.409A-1(h) of the U.S. Treasury Regulations, applying the default terms thereof) with the entity (either the Company or one of its Subsidiaries) to which the Participant provides services at the time of such termination or other separation (the “Service Recipient”), and all other persons that would be treated as a single employer with the Service Recipient under Code sections 414(b) or (c); provided that, in applying Code sections 1563(a)(1), (2) and (3) for purposes of determining a controlled group of corporations, or in applying U.S. Treasury Regulation 1.414(c)-2 for purposes of determining trades or businesses under common control, the phrase “at least 50%” shall replace the phrase “at least 80%” each time it appears in those sections.
     “Shares” means the shares of the Common Stock.
     “Subsidiary” means any Person more than 50% of the outstanding voting or equity securities of which, or any partnership, joint venture or other entity more than 50% of the total equity or other economic interest of which, is directly or indirectly owned by another Person; provided that, for purposes of determining eligibility to receive Nonqualified Stock Options, “Subsidiary” shall mean any corporation or other entity in a chain of corporations or other entities in which each corporation or other entity has a controlling interest (within the meaning of Section 1.409A-1(b)(5)(iii)(E)(1) of the U.S. Treasury Regulations, but only to the extent more restrictive than otherwise provided for herein) in another corporation or other entity in the chain, beginning with a corporation or other entity in which the Company has a controlling interest.
     3. Administration. The Plan shall be administered by the Administrator. Subject to the provisions of the Plan, the Administrator shall have the authority to:
     (a) select the Participants;
     (b) determine the number of Shares covered by any Award granted to a Participant and other terms of an Award, including, but not limited to, the exercise price and vesting schedule of an Award; provided, however, that no Award shall be granted after the expiration of the period of ten (10) years from the Effective Date;
     (c) determine whether each Award shall be a grant of an Incentive Stock Option, a Nonqualified Stock Option, Restricted Stock or Restricted Share Unit; and
     (d) establish from time to time regulations for the administration of the Plan, interpret the Plan, delegate in writing administrative matters to committees of the Board or to other persons, and make such other determinations and take such other action, as it deems necessary or advisable for the administration of the Plan.
     All decisions, actions and interpretations of the Administrator shall be final, conclusive and binding upon all parties.
     4. Participation. Participants in the Plan shall be limited to those employees and consultants of the Company or any Subsidiary thereof, and those non-employee directors of the Company,

who have been notified in writing by the Administrator that they have been selected by the Administrator to participate in the Plan.
     5. Shares Subject to the Plan. Awards may be granted by the Administrator to Participants from time to time. The Shares issued with respect to Awards granted under the Plan may be authorized and unissued Shares, or, if applicable and done pursuant to applicable law or regulation, Shares purchased on the open market by the Company (at such time or times and in such manner as it may determine). The Company shall be under no obligation to acquire Common Stock for distribution to optionholders before payment in Shares is due. If any Award granted under the Plan shall be canceled or shall expire without the Shares covered by such Award being purchased by the applicable Award holder thereunder, new Awards may thereafter be granted covering such Shares.
     The maximum aggregate number of Shares available to be granted under the Plan is equal to 3,088,668 Shares (after giving effect to the pending reclassification of the outstanding shares of the Company’s Common Stock, to occur on September 21, 2005) and such Shares shall be reserved from the Company’s authorized and unissued share capital for Awards granted under the Plan (subject to adjustment as provided in Section 11).
     6. Terms and Conditions of Options. Each Option granted under the Plan shall be evidenced by an Award Agreement, which shall contain such terms and conditions as the Administrator may deem appropriate. The provisions of separate Award Agreements need not be identical, but each Award Agreement shall include (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) the substance of each of the following provisions:
     (a) Option Period. Each Option agreement shall specify that the Option thereunder is granted for a period of ten (10) years, or such shorter period as the Administrator may determine, from the date of grant and shall provide that the Option shall expire on such ten (10) year anniversary, or shorter period, as the case may be (unless earlier exercised or terminated pursuant to its terms); provided, however, that any Incentive Stock Option granted to a Key Employee shall specify that the Incentive Stock Option is granted for a period of five (5) years from the date of grant and shall expire on such five (5) year anniversary.
     (b) Option Price. The Option price per Share shall be the Fair Market Value at the time the Option is granted; provided, however, that the Option price per Share for any Incentive Stock Option granted to a Key Employee shall equal 110% of the Fair Market Value at the time the Incentive Stock Option is granted.
     (c) Vesting. The Administrator, in its sole discretion shall determine the vesting provisions applicable to the Options under the Plan, and such vesting provisions, including, but not limited to, time-based and/or performance-based vesting, shall be set forth in the Award Agreement. The vesting provisions in individual Award Agreements may vary. The Administrator reserves the right, in its sole discretion, to waive or reduce the vesting requirements applicable to any Options at any time.

     (d) Limitation on Amount of Incentive Stock Options Granted. Options shall be treated as Incentive Stock Options only to the extent that the aggregate Fair Market Value of Stock with respect to which Incentive Stock Options are exercisable for the first time by any optionholder during any calendar year (whether under the terms of the Plan or any other stock option plan of the Company or of its parent or any corporate Subsidiary) is $100,000 or less. To the extent that such aggregate Fair Market Value exceeds $100,000, the Options shall be treated as Nonqualified Stock Options. Fair Market Value shall be determined as of the time the Option with respect to such Stock is granted.
     (e) Limitations on Granting of Options. The Administrator shall have the authority and discretion to grant to an eligible employee either Incentive Stock Options or Nonqualified Stock Options or both, but shall clearly designate the nature of each Option at the time of grant in the Option agreement. A Participant who is a consultant or non-employee director may only receive Nonqualified Stock Options.
     (f) Payment of Option Price Upon Exercise. The option price of the Shares as to which an Option shall be exercised shall be paid to the Company at the time of exercise in cash or such other method approved by the Administrator.
     (g) Termination of Employment or Relationship. Unless otherwise determined by the Administrator, in its sole discretion or as otherwise set forth in an Award Agreement:
          (i) In the event of (x) the termination of a Participant’s employment relationship with the Company or any Subsidiary thereof by the Company or any Subsidiary thereof for Cause (within the meaning of clause (a) or (e) of the definition thereof applicable to employees), or (y) the termination of a Participant’s consulting relationship with the Company or any Subsidiary thereof by the Company or any Subsidiary thereof for Cause (within the meaning of clause (a) of the definition thereof applicable to consultants), (i) any unvested portion of the Participant’s Option shall terminate on the date of termination and (ii) the Participant may exercise any portion of the Participant’s Option that was vested and exercisable on the date of his or her termination or relationship until the 30th day following the date of the termination of such employment or consulting relationship, and any portion of such Option not exercised within such period shall be forfeited.
          (ii) in the event of (x) the termination of a Participant’s employment relationship with the Company or any Subsidiary thereof by the Company or any Subsidiary thereof for Cause (other than within the meaning of clause (a) or (e) of the definition thereof applicable to employees), (y) the termination of a Participant’s consulting relationship with the Company or any Subsidiary thereof by the Company or any Subsidiary thereof for Cause (other than within the meaning of clause (a) of the definition thereof applicable to consultants), or (z) in the case of a Participant who is a non-employee director of the Company, the termination of Participant’s status as a director of the Company for Cause, the Participant’s Option (whether or not vested) shall terminate on the date of such termination.
          (iii) With respect to a Participant who is an employee or consultant of the Company or any Subsidiary thereof, in the event of (x) the termination by the Company or any Subsidiary thereof (other than for Cause) of the Participant’s employment or consulting relationship with the Company or any Subsidiary thereof or (y) the resignation of the Participant for any reason as an employee of, or consultant to, the Company or any Subsidiary thereof, including, but not limited to, on account of retirement (other than on account of death or Disability), (i) any unvested portion of the Participant’s Option shall terminate and (ii) the Participant may exercise for a period of time ending on the earlier of (x) 3 months after the date of termination and (y) the expiration of the Option Period, any portion of the Participant’s Option that was vested and exercisable on the date of his or her termination of employment or relationship, and any portion of such Option not exercised within such period shall be forfeited.
          (iv) With respect to a Participant who is a non-employee director of the Company, in the event of the termination (other than for Cause) of the Participant as a director of the Company or the resignation by the Participant as a director of the Company (other than on account of death or Disability), (i) any unvested portion of the Participant’s Option shall terminate and (ii) the Participant may exercise for a period of time ending on the earlier of (a) 3 months after the date of termination and (b) the expiration of the Option Period, any portion of the Participant’s Option that was vested and exercisable on the date of his or her termination of relationship, and any portion of such Option not exercised within such period shall be forfeited.
          (v) In the event of the termination of the Participant’s employment or consulting relationship with the Company or any Subsidiary thereof, or, in the case of a Participant who is a non-employee director of the Company, the termination of the Participant’s status as a director of the Company, on account of the Participant’s death or Disability, (i) any unvested portion of the Participant’s Option shall terminate and (ii) the Participant (or his or her personal representative) may exercise for a period of time ending on the earlier of (x) one year from the date of such termination or (y) the expiration of the Option Period, any portion of the Participant’s Option that was vested and exercisable on the date of such termination, and any portion of such Option not exercised within such period shall be forfeited.
     (h) Company Repurchase Right.
          (i) Unless otherwise provided in an Award Agreement, in the event of (x) the termination of a Participant’s employment relationship with the Company or any Subsidiary thereof by the Company or any Subsidiary thereof for Cause (within the meaning of clause (a) or (e) of the definition thereof applicable to employees), or (y) the termination of a Participant’s consulting relationship with the Company or any Subsidiary thereof by the Company or any Subsidiary thereof for Cause (within the meaning of clause (a) of the definition thereof applicable to consultants), the Company shall have the right, but not the obligation, to purchase from the Participant and to cause the Participant to sell the number of Shares equal to the Shares issued to Participant in connection with the exercise of an Option for an aggregate amount equal to the Fair Market Value of the Shares on the date of such termination. Any amount payable to the Participant under this Section 6(h)(i) shall be payable in cash upon the closing of the repurchase of the Shares.
          (ii) Unless otherwise provided in an Award Agreement, in the event of (x) the termination of a Participant’s employment relationship with the Company or any Subsidiary thereof by the Company or any Subsidiary thereof for Cause (other than within the meaning of clause (a) or (e) of the definition thereof applicable to employees), (y) the termination of a Participant’s consulting relationship with the Company or any Subsidiary thereof by the Company or any Subsidiary thereof for Cause (other than within the meaning of clause (a) of the definition thereof applicable to consultants), or (z) the termination of the status of a Participant as a director of the Company and, prior to such termination, the Participant was a non-employee director of the Company, the Company shall have the right, but not the obligation, to purchase from the Participant and to cause the Participant to sell the number of Shares equal to the Shares issued to Participant in connection with the exercise of an Option for an aggregate amount equal to the lower of (i) the Fair Market Value of the Shares on the date of such termination and (ii) the price paid by the Participant for the Shares. Any amount payable to the Participant under this Section 6(h)(ii) shall be payable in cash upon the closing of the repurchase of the Shares.
     (i) Transferability of Options. No Option granted under the Plan and no right arising under such Option shall be transferable other than by will or by the applicable laws of descent and distribution. During the lifetime of the Participant an Option shall be exercisable only by such Participant. Any Option exercisable at the date of the Participant’s death and transferred by will or by the applicable laws of descent and distribution shall be exercisable in accordance with the terms of such Option by the executor or administrator, as the case may be, of the Participant’s estate (each, a “Designated Beneficiary”) for a period provided in paragraph (g)(iv) above or such longer period as the Administrator may determine, and shall then terminate.
     (j) Investment Representation. Each Award Agreement may contain an undertaking that, upon demand by the Administrator for such a representation, the Participant or his or her Designated Beneficiary, as the case may be, shall deliver to the Administrator at the time of any exercise of an Option a written representation that the Shares to be acquired upon such exercise are to be acquired for such Participant’s or Designated Beneficiary’s own account and not with a view to, or for resale in connection with, any distribution. Upon such demand, delivery of such representation prior to the delivery of any Shares issued upon exercise of an Option shall be a condition precedent to the right of the Participant or his or her Designated Beneficiary to purchase any Shares.
     (k) Optionholders to Have No Rights as Stockholders. No optionholder shall have any rights as a stockholder with respect to any Shares subject to such optionholder’s Option prior to the exercise of any Option.
     (l) Other Option Provisions. The form of Award Agreement applicable to Options authorized by the Plan may contain such other provisions, consistent with this Plan, as the Administrator may, from time to time, determine, including, without limitation, covenants of the optionholders to comply, from and after the exercise of Options, with the provisions of the Company Charter that by their terms are applicable to holders of shares of any class or series of capital stock of the Company as a condition to acquiring and holding title to or a beneficial interest in such shares.
     (m) Notification of Sales of Common Stock. Any optionholder who disposes of Shares acquired upon the exercise of an Incentive Stock Option either (a) within two (2) years from the date of the grant of the Incentive Stock Option under which the Common Stock was acquired or (b) within one (1) year after the transfer of such Shares to the optionholder, shall notify the Company of such disposition and of the amount realized upon such disposition.
     (n) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Subsidiaries) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Stock Options.
     (o) Modification. No modification (within the meaning of U.S. Treasury Regulation 1.409A-1(b)(5)(v)(B)) shall be made with respect to any Option if such modification would result in the Option constituting a deferral of compensation, and no extension (within the meaning of U.S. Treasury Regulation 1.409A-1(b)(5)(v)(C)) shall be made with respect to any Option if such extension would result in the Option having an additional deferral feature from the Date of Grant, in each case without the Participant’s consent.
     7. Restricted Stock.
     (a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Awards of Restricted Stock to Participants in such amounts as the Administrator shall determine.
     (b) Restricted Stock Agreement. Each Award applicable to Restricted Stock shall be evidenced by an Award Agreement that shall specify the restrictions, including restrictions creating a substantial risk of forfeiture, the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Administrator shall determine. Restrictions on Restricted Stock shall lapse, or the Restricted Stock shall vest, at such time(s) and in such manner and subject to such conditions as the Administrator shall in each instance determine, which need not be the same for each Award or for each Participant.
     (c) Transferability. Except as provided in this Section 7, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Administrator and specified in the applicable Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Administrator in its sole discretion and set forth in the Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant, or in the event of the Participant’s legal incapacity, to the Participant’s legal guardian or representative.
     (d) Other Restrictions. The Administrator shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable and as set forth in an Award Agreement including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, time-based and/or performance-based restrictions on vesting, if applicable, covenants of the Participants to comply with the provisions of the Company Charter that by their terms are applicable to holders of shares of any class or series of capital stock of the Company as a condition to acquiring and holding title to or a beneficial interest in such shares, and/or restrictions under applicable Federal or state securities laws.
     (e) Certificates. The Company or its designee shall retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.
     (f) Last Day of Period of Restriction. Except as otherwise provided in this Section 7 or an Award Agreement, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.
     (g) Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.
     (h) Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may be credited with regular cash dividends, if any, paid with respect to the underlying Shares while they are so held. The Administrator may apply any restrictions to the dividends that the Administrator deems appropriate.
     (i) Termination of Employment or Relationship with the Company. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain unvested Restricted Shares following termination of the Participant’s employment or consulting relationship with the Company or any Subsidiary thereof or the termination of the Participant’s status as a director of the Company. Such provisions shall be determined in the sole discretion of the Administrator, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of the Participant’s employment or consulting relationship with the Company or any Subsidiary thereof or the termination of the Participant’s status as a director of the Company.
     8. Restricted Share Units.
     (a) Grant of Restricted Share Units. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Awards of Restricted Share Units to Participants in such amounts as the Administrator shall determine.
     (b) Restricted Share Unit Agreement. Each Award applicable to Restricted Share Units shall be evidenced by an Award Agreement that shall specify the restrictions, including restrictions creating a substantial risk of forfeiture, the Period(s) of Restriction, the number of Restricted Share Units, and such other provisions as the Administrator shall determine. Restrictions on Restricted Share Units shall lapse or the Restricted Share Units shall vest at such time(s) and in such manner and subject to such conditions as the Administrator shall in each instance determine, which need not be the same for each Award or for each Participant.

     (c) Transferability. Except as provided in this Section 8, the Restricted Share Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated. All rights with respect to the Restricted Share Units granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant, or in the event of the Participant’s legal incapacity, to the Participant’s legal guardian or representative.
     (d) Other Restrictions. The Administrator shall impose such other conditions and/or restrictions on any Restricted Share Units granted pursuant to the Plan as it may deem advisable and as set forth in an Award Agreement including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Share Unit, time-based and/or performance-based restrictions on vesting, if applicable, covenants of the Participants to comply with the provisions of the Company Charter that by their terms are applicable to holders of shares of any class or series of capital stock of the Company as a condition to acquiring and holding title to or a beneficial interest in such shares, and/or restrictions under applicable Federal or state securities laws.
     (e) Rights as a Stockholder. Until the Restricted Share Units have vested (the Period of Restriction has lapsed) and Shares are issued in connection with the Restriction Share Units, the Participant shall have no rights as a stockholder of the Company (including, but not limited to, voting or dividend rights).
     (f) Last Day of Period of Restriction. Except as otherwise provided in this Section 8 or an Award Agreement, Shares issued in connection with Restricted Share Units granted under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.
     (g) Termination of Employment or Relationship with the Company. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain unvested Restricted Share Units following termination of the Participant’s employment or consulting relationship with the Company or any Subsidiary thereof or the termination of the Participant’s status as a director of the Company. Such provisions shall be determined in the sole discretion of the Administrator, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Restricted Share Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of the Participant’s employment or consulting relationship with the Company or any Subsidiary thereof or the termination of the Participant’s status as a director of the Company.
     9. Going Private Transaction. Notwithstanding any provision of the Plan to the contrary, unless otherwise determined by the Administrator, in its sole discretion or as otherwise set forth in an Award Agreement, if there should be a Going Private Transaction (as defined below), the Company shall give each Participant written notice of such Going Private Transaction as promptly as practicable prior to the effective date thereof and (i) any unvested Awards as of the date of the Going Private Transaction shall become vested and immediately exercisable as of the effective date of such Going Private Transaction and (ii) the Administrator may determine, in its sole discretion, the treatment of any Awards which are exercisable or vested at the time of the Going Private Transaction or become exercisable or vested pursuant to this Section 9.
     For purposes of the Plan, a “Going Private Transaction” means any transaction or series of transactions which (a) causes any class of equity securities of the Company which is subject to Section 12(g) or Section 15(d) of the Exchange Act, to be held of record by less than 300 persons; or (b) causes any class of equity securities of the Company which is either listed on a national securities exchange or authorized to be quoted in an inter-dealer quotation system of a registered national securities association to be neither listed on any national securities exchange nor authorized to be quoted on an inter-dealer quotation system of a registered national securities association.
     Notwithstanding the forgoing, delivery or payment under any Award that provides for a deferral of compensation for purposes of Section 409A of the Code shall occur upon a Going Private Transaction pursuant to this Section 9 only if the Going Private Transaction is also a Qualifying Change in Control.
     10. Citizenship Restriction. If the Participant is not a citizen of the United States by birth, naturalization or as otherwise authorized by applicable law, and if, in the reasonable determination of the Administrator, the Participant’s purchase of shares of Common Stock upon the exercise of any Option on the closing date for such exercise would result in beneficial ownership (as defined below) by Non-U.S. Citizens (as defined below) of shares of such class of capital stock of the Company in the aggregate in excess of the Permitted Percentage (as defined below) for such class, then, unless otherwise specified in the applicable Award Agreement for such Option, the Administrator, upon written notice to the Participant, may, in its sole discretion, elect that (a) all or a portion of such Option, as determined by the Administrator in its sole discretion, shall be deemed not to have been exercised with respect to the shares of Common Stock to be purchased on such closing date and (b) the Participant’s right to exercise such Option, in whole or in part (as determined by the Administrator), shall be suspended until the first date, during the remaining term of such Option, on which the Participant’s purchase of shares of Common Stock upon such exercise of such Option would not result in beneficial ownership by Non-U.S. Citizens of shares of such class of capital stock of the Company in the aggregate in excess of the Permitted Percentage for such class. For purposes of this Section 10, the terms “beneficial ownership,” “Non-U.S. Citizen,” and “Permitted Percentage” shall have the meanings ascribed to them in the Company’s certificate of incorporation, as in effect from time to time.
     11. Adjustments in Event of Change in Common Stock. In the event of any change in the Common Stock by reason of any Stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of Shares, or of any similar change affecting the Common Stock, the number and kind of Shares which thereafter may be optioned and sold under the Plan and the number and kind of Shares subject to Award in outstanding Award Agreements and the purchase price per share thereof, if any, may be appropriately adjusted consistent with such change in such manner as the Board may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants in the Plan. Without limiting the generality of the foregoing, if the Common Stock is recapitalized into multiple classes of Common Stock, the kind of Shares subject to Award shall be those common Shares intended for broad general ownership rather than any class of special super-voting or other control stock.
     12. Plan and Awards Not to Confer Rights with Respect to Continuance of Employment or Relationship. Neither the Plan nor any action taken thereunder shall be construed as giving any Participant any right to continue such Participant’s relationship with the Company or a Subsidiary thereof, nor shall it give any employee the right to be retained in the employ of the Company or a Subsidiary thereof, or interfere in any way with the right of the Company or a Subsidiary thereof to terminate any Participant’s employment or relationship, as the case may be, at any time with or without Cause.
     13. No Claim or Right Under the Plan. No employee or consultant of the Company or any of its Subsidiaries, and no non-employee director of the Company, shall at any time have the right to be selected as a Participant in the Plan nor, having been selected as a Participant and granted an Award, to be granted any additional Award.
     14. Listing and Qualification of Shares. The Plan, the grant and exercise of Awards thereunder, and the obligation of the Company to sell and deliver Shares under such Awards, shall be subject to all applicable Federal or state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Shares upon any exercise of an Award until completion of any stock exchange listing, or other qualification of such Shares under any state or Federal law, rule or regulation as the Company may consider appropriate, and may require any Award holder to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the Shares in compliance with applicable laws, rules and regulations. Certificates representing Shares acquired by the exercise of an Award may bear such legend as the Company may consider appropriate under the circumstances.
     15. Taxes. The Company may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all federal, state, local and other taxes required by law to be withheld with respect to Awards under the Plan including, but not limited to (a) reducing the number of Shares otherwise deliverable, based upon their Fair Market Value on the date of exercise, to permit deduction of the amount of any such withholding taxes from the amount otherwise payable under the Plan, (b) deducting the amount of any such withholding taxes from any other amount then or thereafter payable to a Participant, or (c) requiring a Participant, beneficiary or legal representative to pay to the Company the amount required to be withheld or to execute such documents as the Company deems necessary or desirable to enable it to satisfy its withholding obligations as a condition of releasing the Share.
     16. No Liability of Administrator. No member of the Administrator shall be personally liable by reason of any contract or other instrument executed by such member or on his or her behalf in his or her capacity as a member of the Administrator nor for any mistake of judgment made in good faith or actions taken by such person as a member of the Administrator in good faith, and the Company shall indemnify and hold harmless each employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Board) arising out of any act or omission to act in connection with the Plan unless such act arises out of the member’s own fraud or bad faith.
     17. Amendment or Termination. The Administrator may, with prospective or retroactive effect, amend, suspend or terminate the Plan or any portion thereof at any time and for any reason; provided, however, that no amendment or other action that requires stockholder approval in order for the Plan to continue to comply with any applicable law, rule or regulation shall be effective unless such amendment or other action shall be approved by the requisite vote of stockholders of the Company entitled to vote thereon and no repricing of outstanding Awards under the Plan shall occur without stockholder approval. The Plan and all compensation derived therefrom are intended not to constitute compensation deferred under a nonqualified deferred compensation plan as contemplated in Section 409A of the Code. Accordingly, notwithstanding any other provision of the Plan, the provisions of the Plan will be interpreted consistent with the preceding sentence, and the Administrator may modify the Plan to the extent it deems advisable to prevent the application of Section 409A of the Code.
     18. Compliance with Section 162(m) of the Code. At all times when Section 162(m) of the Code is applicable, all Awards granted under the Plan shall comply with the requirements of Section 162(m) of the Code; provided, however, that in the event the Administrator determines that such compliance is not desired with respect to any Award of Restricted Stock or Restricted Share Units, compliance with Section 162(m) of the Code will not be required for such Award. In addition, in the event that changes are made to Section 162(m) of the Code to permit greater flexibility with respect to any Award or Awards available under the Plan, the Administrator may, subject to Section 17, make any adjustments it deems appropriate.
     19. Captions. The captions preceding the sections of the Plan have been inserted solely as a matter of convenience and shall not in any manner define or limit the scope or intent of any provision of the Plan.
     20. Governing Law. The Plan and all rights thereunder shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.
     21. Severability. In the event that any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
     22. Effective Date. The Plan became effective on September 20, 2005, the date upon which it was adopted by the Board.
     23. Separation from Service. With respect to any Award that provides for a deferral of compensation for purposes of Section 409A of the Code and that is payable under its terms on a

Participant’s termination of employment (or other service relationship), (i) any references herein and in the Participant’s Award Agreement to the Participant’s termination of employment (or other service relationship) or date of termination of employment (or other service relationship) shall be meant to refer to the Participant’s Separation from Service or date of Separation from Service, as the case may be; and (ii) notwithstanding any provision herein or in the Participant’s Award Agreement to the contrary, if at the time of payment under such an Award, the Participant is a “key employee” (as defined below), no such payment shall occur prior to the earlier of (A) the expiration of the six (6)-month period measured from the date of the Participant’s Separation from Service, or (B) the date of the Participant’s death. Upon the expiration of the six (6)-month deferral period referred to in the preceding sentence or the Participant’s death, all amounts that would otherwise have been paid during such period but for this Section 23 shall be paid and any amounts that remain to be paid under the Award shall be paid in accordance with the terms hereof and of the Award Agreement. The term “key employee” shall have the same meaning as assigned to that term under Section 416(i) of the Code, without regard to Section 416(i)(5) of the Code, and whether a Participant is a key employee shall be determined in accordance with written guidelines adopted by the Company for such purposes (or, in the absence of such guidelines, in accordance with the default rules for determining specified employees under Section 409A of the Code).